Exhibit 99.2

1 INVESTOR CALL 1Q 2023 April 25, 2023, 10:00am ET Webcast: www.smartbank.com (Investor Relations) Audio Only: 1 -833 -470 -1428 Access Code: 320998 Miller Welborn Chairman of the Board Billy Carroll President & CEO Ron Gorczynski CFO

DISCLOSURES 2 Forward-Looking Statements This presentation may contain statements that are based on management’s current estimates or expectations of future events or future results, and that may be deemed to constitute forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. These statements on SmartFinancial Inc.’s (“SmartFinancial”) business and financial results and conditions, are not historical in nature and can generally be identified by such words as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “may,” “estimate,” and similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors that may cause the actual results of SmartFinancial to differ materially from future results expressed or implied by such forward-looking statements. Such risks, uncertainties, and other factors include, among others, (1) the risk of litigation and reputational risk associated with historic acquisition activity; (2) the risk that cost savings and revenue synergies from recently completed acquisitions may not be realized or may take longer than anticipated to realize; (3) disruption from recently completed acquisitions with customer, supplier, employee, or other business relationships; (4) our ability to successfully integrate the businesses acquired as part of previous acquisitions with the business of SmartBank; (5) changes in management’s plans for the future; (6) prevailing, or changes in, economic or political conditions, particularly in our market areas, including the effects of declines in the real estate market, high unemployment rates, inflationary pressures, elevated interest rates and slowdowns in economic growth, as well as the financial stress on borrowers as a result of the foregoing; (7) a deterioration of the credit rating for U.S. long-term sovereign debt, actions that the U.S. government may take to avoid exceeding the debt ceiling, or uncertainties surrounding the debt ceiling and the federal budget; (8) credit risk associated with our lending activities; (9) changes in loan demand, real estate values, or competition; (10) developments in our mortgage banking business, including loan modifications, general demand, and the effects of judicial or regulatory requirements or guidance; (11) changes in accounting principles, policies, or guidelines; (12) changes in applicable laws, rules, or regulations; (13) adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company’s participation in and execution of government programs related to the COVID-19 pandemic and related variants; (14) potential impacts of the recent adverse developments in the banking industry highlighted by high-profile failures, including impacts on customer confidence, deposit outflows, liquidity and the regulatory response thereto; (15) significant turbulence or a disruption in the capital or financial markets and the effect of a fall in stock market prices on our investment securities; (16) the effects of war or other conflicts including the impacts related to or resulting from Russia’s military action in Ukraine; and (17) other general competitive, economic, political, and market factors, including those affecting our business, operations, pricing, products, or services. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in SmartFinancial’s most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, in each case filed with or furnished to the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website (www.sec.gov). Undue reliance should not be placed on forward-looking statements. SmartFinancial disclaims any obligation to update or revise any forward-looking statements contained in this release, which speak only as of the date hereof, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures Statements included in this presentation include Non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of Non-GAAP financial measures to GAAP financial measures. SmartFinancial management uses several Non-GAAP financial measures, including: (i) operating revenue, (ii) operating earnings, (iii) operating return on average assets, (iv) operating return on average shareholders’ equity, (v) return on average tangible common equity, (vi) operating return on average tangible common equity, (vii) operating efficiency ratio; (viii) tangible common equity; (ix) average tangible common equity; (x) tangible book value; (xi) operating pre-tax pre-provision earnings; (xii) operating noninterest income; (xiii) operating noninterest expense; (xiv) tangible assets; and ratios derived therefrom, in its analysis of the company's performance. Operating revenue includes the earnings from net interest income and operating noninterest income (Non-GAAP). Operating earnings excludes the following from net income: securities gains and losses, merger related and restructuring expenses, and the income tax effect of adjustments. Operating return on average assets is the annualized operating earnings (Non-GAAP) divided by average assets. Operating return on average shareholders’ equity is the annualized operating earnings (Non-GAAP) divided by average equity. Return on average tangible common equity is the annualized net income divided by average tangible common equity (Non-GAAP). Operating return on average tangible common equity is the annualized operating earnings (Non-GAAP) divided by average tangible common equity (Non-GAAP). The operating efficiency ratio includes an adjustment for taxable equivalent yields and excludes securities gains and losses and merger related and restructuring expenses from the efficiency ratio. Tangible common equity and average tangible common equity exclude goodwill and other intangible assets from shareholders’ equity and average shareholders’ equity. Tangible book value excludes goodwill and other intangible assets less shareholders’ equity divided by common shares outstanding. Operating pre-tax pre-provision earnings is net interest income plus operating noninterest income (Non-GAAP) less operating noninterest expense (Non-GAAP). Operating noninterest income excludes the following from noninterest income: securities gains and losses. Operating noninterest expense excludes the following from noninterest expense: prior year adjustments to salaries, merger related and restructuring expenses and certain franchise tax true-up expenses. Tangible assets excludes goodwill and other intangibles from total assets. Management believes that Non-GAAP financial measures provide additional useful information that allows investors to evaluate the ongoing performance of the company and provide meaningful comparisons to its peers. Management believes these non-GAAP financial measures also enhance investors' ability to compare period-to-period financial results and allow investors and company management to view our operating results excluding the impact of items that are not reflective of the underlying operating performance. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider SmartFinancial's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP.

QUARTERLY HIGHLIGHTS: *FIRST QUARTER 2023*

SmartFinancial

$0.68
Diluted Operating EPS[1]

$4.8
Billion in Total Assets

3%
QoQ[2] Annualized Tang. Book Value Per Share Growth (Excluding AOCI)[1]

7%
QoQ Annualized Organic Loan[3] Growth[4,6]

0.97%
Operating Return on Average Assets[1]

15%
QoQ Annualized Deposit Growth

14.4%
Operating Return Average Tang. Common Equity[1]

78%
Loan / Deposit Ratio

64%
Operating Efficiency Ratio[1]

0.11%
Non-Performing Assets / Assets

Diluted Earnings Per Share



$0.49
$0.51
$0.77
$0.76
$0.68
$0.68
1Q22
4Q22
1Q23
GAAP EPS
Diluted Operating EPS 1

Book Value Per Share



$24.86
$18.64
$25.59
$21.18
$19.09
$26.08
$21.34
$19.66
1Q22
4Q22
1Q23
BV Per Share
TBV Per Share 1
AOCI Impact 1,5

Return on Average Assets



0.73%
0.76%
1.11%
1.10%
0.97%
0.97%
1Q22
4Q22
1Q23
GAAP ROAA
Operating ROAA 1

Return on Average Tangible Common Equity



10.4%
10.8%
16.7%
16.5%
14.4%
14.4%
1Q22
4Q22
1Q23
GAAP ROATCE
Operating ROATCE 1

Unless otherwise indicated, financial data as of or for the three months ended 3/31/23

1) *Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix*
2) *QoQ: Quarter-over-Quarter*
3) *"Loans" for purposes of this presentation includes all SmartFinancial loans and leases*
4) *Organic loan growth excludes Paycheck Protection Program (PPP) Loans*
5) *AOCI: Accumulated Other Comprehensive Income*
6) *7% annualized organic loan growth based on Q1 '23 net balance loan growth of $53 million divided by Q4 '22 loans of $3.25 billion less a $24.6 million loan participation included in the Q4 '22 loan balance that was subsequently removed on 1/1/23*

3

SMARTFINANCIAL: *EXPANDING SOUTHEAST FRANCHISE*

SmartFinancial

$4.8
Billion in Total Assets

$3.3
Billion in Total Loans

$4.2
Billion in Total Deposits

42
Total Branches



Nashville
Knoxville
Chattanooga
Huntsville
Birmingham
Tuscaloosa
Auburn
Montgomery
Dothan
Mobile
Pensacola
Tallahassee
Panama City
SmartBank Branch Offices

Act with integrity **Be enthusiastic** **Create positivity** **Demonstrate accountability** **Embrace change**

We are building a culture where Associates thrive and are empowered to be leaders. The core values that we have established as a company help us operate in unison and have become a critical part of our culture. Our Associates are key to SmartBank's success.

We will achieve our desired position to be the Southeast's next great community bank by:

CREATING "WOW" EXPERIENCES	EXHIBITING OVER-THE-TOP ENTHUSIASM AND POSITIVITY	DELIVERING EXCEPTIONAL, PROFESSIONAL & KNOWLEDGEABLE SERVICE

Proud to be Voted a Top Workplace 6 years in a row![1]



TOP WORK PLACES 2017
TOP WORK PLACES 2018
TOP WORK PLACES 2019
TOP WORK PLACES 2020
TOP WORK PLACES 2021
TOP WORK PLACES 2022
knox news. knox.biz

Balance sheet and branch count represent 3/31/23 balances
1) Knox News Sentinel Top Workplaces survey

4

MARKET AREA: *TARGETING INDUSTRY RICH GROWTH MARKETS*

SmartFinancial

$ in Billions, unless otherwise indicated



SmartBank Branch Offices
Expanding Market Area
Legacy Market Area
Urban area Density

Expanding Markets

- Total Population: **5.9** Million
- Total Deposits: **$211** Billion
- Median Income: **$68** Thousand

Legacy Markets

- Total Population: **2.8** Million
- Total Deposits: **$72** Billion
- Median Income: **$63** Thousand

Legacy Markets[1]: Strong Relationships / Deep Market Penetration



CAGR: 7%
SMBK Loans
$2.0
$2.1
$2.4
$2.3
12/31/20
12/31/21
12/31/22
3/31/23



CAGR: 15%
SMBK Deposits
$2.5
$3.5
$3.4
$3.5
12/31/20
12/31/21
12/31/22
3/31/23

Forbes

Top 200 Best Places for Business and Careers

Knoxville: #86
Huntsville: #93
Chattanooga: #116
Mobile: #184

Expanding Markets[2]: Building Talent / Growing Brand Awareness



CAGR: 48%
SMBK Loans
$0.4
$0.6
$0.9
$1.0
12/31/20
12/31/21
12/31/22
3/31/23



CAGR: 52%
SMBK Deposits
$0.3
$0.5
$0.7
$0.8
12/31/20
12/31/21
12/31/22
3/31/23

Forbes

Top 200 Best Places for Business and Careers

Nashville: #15
Tallahassee: #103
Pensacola: #105
Birmingham: #165
Montgomery: #191

1) Legacy Markets include Chattanooga, TN, Clarke, AL, Cleveland, TN, Crossville, TN, Cookeville, TN, Fentress, TN, Huntsville, AL, Knoxville, TN, Sevierville, TN, Tullahoma, TN and Tuscaloosa, AL MSAs
2) Expanding Markets include Auburn, AL, Birmingham, AL, Dothan, AL, Fairhope, AL, Fort Walton/Destin, FL, Montgomery, AL, Mobile, AL, Nashville, TN, Panama City, FL, Pensacola, FL and Tallahassee, FL
Source: S&P Market Intelligence; https://www.forbes.com/best-places-for-business
Note: Expanding and Legacy market statistics based on the weighted average of the MSAs included in each area based on population; Legacy market area includes settlement and corporate balances

5

22% 23% 23% 24% 23% 31% 28% 27% 27% 27% 15% 16% 16% 17% 17% 11% 12% 13% 12% 12% 17% 18% 18% $2,806 18% 18% $2,994 $3,099 $3,254 $3,282 1Q22 2Q22 3Q22 4Q22 1Q23 CRE, OO CRE, NOO PPP Loans C&I C&D Consumer RE Leases & Other 6 LOAN PORTFOLIO: SOLID MARKETS PROVIDING OPPORTUNITY Total Loans CAGR of 16% Since 2018 $ in Millions, unless otherwise indicated Average Loan Yield Loan Composition History of Driving Strong Organic Growth $1,775 $1,897 $2,382 $2,693 $3,254 $3,282 5.72% 5.49% 4.89% 4.67% 4.63% 5.57% 3. 00% 4. 00% 5. 00% 6. 00% 7. 00% 8. 00% 9. 00% 10. 00% $- $500 $1, 000 $1, 500 $2, 000 $2, 500 $3, 000 $3, 500 2018Y 2019Y 2020Y 2021Y 2022Y 1Q23

1-4 Family (NOO) 28% Resi/Comm Land Dev. 12% Resi/Comm Land 16% Multifamily 8% CRE (OO) 12% CRE (NOO) 16% Multifamily 19% Hotel & Hospitality 33% Retail Space 14% Office Space 14% Misc. 10% 7 LOAN CONCENTRATION: WELL BALANCED EXPOSURE Non-Owner Occupied CRE Exposure By Segment Highly Diversified with Seasoned Client Base Construction &Development Exposure By Type1 Closely Monitored with No Concentration Concerns 1) 1-4 Family (OO) includes owner-occupied primary and secondary residence construction loans; 1-4 Family (NOO) includes speculative and investment property residential construction loans; Resi/Comm Land Dev. includes primary, secondary, investment and commercial land development loans; Resi/Comm Land includes residential and commercial improved and unimproved land loans; Multifamily includes 5 or more residential property loans; CRE (OO) includes construction loans for owner-occupied commercial real estate including hotel & hospitality, retail, office, industrial & warehouse, self storage and other commercial real estate; CRE (NOO) includes construction loans for non owner-occupied commercial real estate including hotel & hospitality, retail, office, industrial & warehouse, self storage and other commercial real estate $883 Million - 27% of Total Loans $389 Million - 12% of Total Loans

$4,981 $5,042 $4,605 $4,808 $5,021 0.11% 0.11% 0.10% 0.10% 0.11% - 0.10% 0.10% 0.30% 0.50% 0.70% 0.90% 1.10% 1.30% 1.50% $- $2, 000 $4, 000 $6, 000 1Q22 2Q22 3Q22 4Q22 1Q23 Nonperforming Loans OREO & Other Repos Nonperforming Assets / Total Assets $5,738 $6,588 $6,398 $6,744 $8,343 0.20% 0.22% 0.21% 0.21% 0.25% - 0.10% 0.10% 0.30% 0.50% 0.70% 0.90% 1.10% 1.30% 1.50% 1.70% $- $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 1Q22 2Q22 3Q22 4Q22 1Q23 Total Delinquent & Nonaccrual Loans & Leases Total Delinquent & Nonaccrual Loans & Leases / Total Loans & Leases 0.31% 0.29% 0.22% 0.22% 0.26% 0.04% -0.09% 0.02% 0.03% 0.03% - 0.10% - 0.05% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 1Q22 2Q22 3Q22 4Q22 1Q23 Classified Loans and Leases / Total Loans & Leases Net Chargeoffs 304% 303% 301% 294% 288% 81% 90% 98% 94% 88% 0% 50% 100% 150% 200% 250% 150% 170% 190% 210% 230% 250% 270% 290% 310% 330% 350% 1Q22 2Q22 3Q22 4Q22 1Q23 CRE Loans / Capital C&D Loans / Capital 8 Credit Quality Nonperforming Assets Delinquent and Nonaccruals / Total Loans Commercial Real Estate Concentration ASSET QUALITY: STRONG UNDERWRITING PAYS DIVIDENDS $ in Thousands, unless otherwise indicated

$20,078 $21,938 $22,769 $23,334 $32,279 0.74% 0.74% 0.75% 0.72% 0.98% 0.00% 0.50% 1.00% 1.50% 2.00% $- $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 $14, 000 $16, 000 $18, 000 $20, 000 $22, 000 $24, 000 $26, 000 $28, 000 $30, 000 $32, 000 $34, 000 1Q22 2Q22 3Q22 4Q22 1Q23 Allowance for Credit Losses (ACL) ACL / Loans HFI 9 ALLOWANCE FOR CREDIT LOSSES: Q1 ’23 CECL ADOPTION $ in Thousands, unless otherwise indicated 12/31/22 Balance + Day 1 CECL Impact Beginning 1/1/23 Balance - Net Charge-Offs + Q1 Provision 3/31/23 Balance 1) Fannie Mae (FNMA) / Federal Open Market Committee (FOMC) Current Expected Credit Loss (CECL) Allowance Reconciliation Assumptions and Impact FNMA / FOMC1 3-Year Forecast / 2-Year Unemployment $8.7 Million Day 1 Impact $0 Economic / Mix Adjustment During Q1 ’23 0.98% ACL / Loans Held for Investment (HFI) $23,334 8,655 $31,989 260 550 $32,279 Allowance % of Loans 0.72% 0.27% 0.99% 0.01% 0.02% 0.98%

10 DEPOSIT PORTFOLIO: DEFENDING DEPOSIT MARKET SHARE Total Deposits Loans to Deposits Ratio of 78% $ in Millions, unless otherwise indicated Average Total Deposit Cost Deposit Composition Higher Rates Driving Mix Shift 26% 27% 28% 26% 23% 23% 23% 22% 24% 23% 38% 38% 39% 39% 42% 13% 12% 11% 11% 12% $4,191 $4,282 $4,280 $4,077 $4,230 1Q22 2Q22 3Q22 4Q22 1Q23 Noninterest Demand Interest-Bearing Demand Money Market and Savings Time Deposits $1,922 $2,047 $2,805 $4,022 $4,077 $4,230 0.86% 1.12% 0.55% 0.27% 0.44% 1.56% 0. 00% 1. 00% 2. 00% 3. 00% 4. 00% 5. 00% $- $500 $1, 000 $1, 500 $2, 000 $2, 500 $3, 000 $3, 500 $4, 000 $4, 500 2018Y 2019Y 2020Y 2021Y 2022Y 1Q23

DEPOSIT GRANULARITY: *DIVERSIFIED CLIENT BASE*

SmartFinancial

Deposit Portfolio Statistics

Deposits:	**$4.2** Billion
Uninsured[1]:	**26%**
Avg. Balance[2]:	**$39** Thousand
Public Funds[3]:	**$964** Million
Consumer Accts:	**~69** Thousand
Commercial Accts:	**~18** Thousand

Deposit Portfolio Segmentation



CONSUMER[4]:
$1.6 Billion / 24% Uninsured / Average Balance: $23k
Consumer 37%
Non-Public Funds (Reciprocal) 6%
Public Funds (Reciprocal) 13%
Public Funds (Collateralized) 9%
Brokered
Commercial 34%
COMMERCIAL[4]:
$1.4 Billion / 52% Uninsured / Average Balance: $103k
COLLATERALIZED / RECIPROCAL[5]:
$1.2 Billion / 0% Uninsured

1) Uninsured deposits includes all deposit balances greater than $250 thousand excluding public funds secured by pledged collateral, reciprocal deposits and brokered CDs
2) Average account balances exclude reciprocal deposits and brokered CDs
3) $964 million Includes all public funds including those placed in a reciprocal deposit program
4) Commercial and consumer portfolios exclude deposits from public funds sources and exclude reciprocal deposits and brokered CDs
5) Reciprocal deposits include those utilizing the CDARS and ICS programs. CDARS: Certificate of Deposit Account Registry Service, ICS: IntraFi Cash Service

11

107% 98% Peer Average SMBK 88% 78% Peer Average SMBK 12 LIQUIDITY OVERVIEW: PRUDENTLY MANAGING LIQUIDITY 1) Peer average based on most recently reported period results for each peer; peers include major exchange traded banks in the Southeast with assets between $2.0 billion and $8.0 billion 2) FRB discount window borrowing amount shown as of April 12, 2023 Source: S&P Global Loan + Securities / Deposit Ratio (Most Recent Quarter Period End) Loan / Deposit Ratio (Most Recent Quarter Period End) Other Liquidity Sources Ample Access to a Variety of Funding Robust Liquidity on Hand Methodical Cash Deployment Now Proving Sensible $1.6 Billion in Untapped Liquidity Sources $701 Million in Cash Equivalents on Hand 1.4x Liquidity to Uninsured Deposit Ratio 1 1 $ in Millions, unless otherwise indicated Total Amount Net Available Used Availability Current On-Balance Sheet: Cash & Cash Equiv. $307 $0 $307 Unpledged Securities 394 0 394 Available Sources of Liquidity: Fed Funds 89 0 89 FHLB 592 4 588 FRB Disc. Window2 181 0 181 HC LoC 35 13 23 Total Liquidity $1,598 $16 $1,582

$434 $176 $3 $26 $20 $45 $49 $65 $33 $- $100 $200 $300 $400 $500 $600 $700 UST/Agency MBS Fixed ARM CMO Fixed CMO Float Agen CMBS Small Bus Municipal Corporate $10 $20 $9 $209 $59 $15 $10 $11 $10 $9 $28 36% 39% 42% 46% $- $50 $100 $150 $200 $250 $300 0% 10% 20% 30% 40% 50% 60% 70% 80% Q2 '23 Q4 '23 Q2 '24 Q4 '24 Q2 '25 Q4 '25 Quarterly Principal Cumulative Principal Returned as % of Total 13 SECURITIES DETAIL: STRUCTURED FOR LIQUIDITY $ in Millions, unless otherwise indicated Portfolio Summary Principal Cashflow Schedule $307 Million Maturing by Q2 ‘24 Portfolio Mix by Par Value Risk Adverse Portfolio Designed for Liquidity $880 Million Book Value 2.34% Book Yield ($59) Million Unrealized Loss • ($37) Million in Available-for-Sale Securities (AFS) • ($22) Million in Held-to-Maturity (HTM) 4.6 Year Average Life 3.1 Year Effective Duration 69% / 31% (AFS / HTM)

$764 $655 $543 $266 $307 $830 $813 $807 $770 $845 17.6% 17.0% 16.8% 16.6% 17.7% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% $- $200 $400 $600 $800 $1, 000 $1, 200 1Q22 2Q22 3Q22 4Q22 1Q23 Cash and Cash Equiv. Securities (AFS/HTM) Securities (AFS/HTM) / Total Assets $30,118 $33,062 $36,708 $37,612 $35,982 $7,111 $7,229 $6,250 $6,981 $6,925 $37,229 $40,291 $42,958 $44,593 $42,907 2.91% 3.08% 3.29% 3.51% 3.31% $18, 000 $23, 000 $28, 000 $33, 000 $38, 000 $43, 000 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 1Q22 2Q22 3Q22 4Q22 1Q23 Net Interest Income Operating Noninterest Income Net Interest Margin (FTE) 14 LIQUIDITY MANAGEMENT: MANAGING MARGIN PRESSURE Cash and Securities Strong Cash & Liquid Securities Position Margin / Operating Revenue2 Maintaining Revenue Despite Challenging Margin Environment $ in Thousands 1) Based on the weighted average of the AFS/HTM securities portfolio. Yields related to investment securities exempt from income taxes are stated on a taxable-equivalent basis assuming a federal income tax rate of 21.0% 2) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix 2 1Q22 2Q22 3Q22 4Q22 1Q23 Cash Yield 0.25% 0.91% 2.34% 3.81% 4.77% Sec. Yield (AFS/HTM)1 1.67% 1.73% 1.87% 2.15% 2.11% Loans (less Accr./PPP Fees) 4.18% 4.27% 4.55% 4.86% 5.20% Loan Fees 0.22% 0.13% 0.04% 0.19% 0.37% Loan Yield (incl. Fees) 4.40% 4.40% 4.59% 5.05% 5.57% IE Asset Yield 3.18% 3.39% 3.79% 4.41% 4.88% NIM (FTE) 2.91% 3.08% 3.29% 3.51% 3.31% $ in Millions, unless otherwise indicated

INTEREST RATE SENSITIVITY

SmartFinancial

$ in Millions, unless otherwise indicated

Fixed vs. Variable Rate Loans

$1.8 Billion Fixed Rate Loans

$1.4 Billion Variable Rate Loans

- **$799** Million Short-Term Variable Rate (1 - 3 Month Reset)
- **$587** Million Long-Term Variable Rate (> 3 Month Reset)



$1,835
57%
$587
18%
$799
25%
Fixed Rate
LT Variable
ST Variable

$ in Thousands

Static Shock / Rate Ramp Analysis[1]



Interest Income % Change
$2,587 , 1.9%
$(2,520), -1.9%
$(5,190), -3.9%
Shock -100bps
Shock +100bps
Shock +200bps



Interest Income % Change
$1,267 , 0.9%
$(1,069), -0.8%
$(2,289), -1.7%
Ramp -100bps
Ramp +100bps
Ramp +200bps

1) Based on 12-month static rate shock and ramp analysis as of 3/31/23. These estimates of changes in SmartFinancial's net interest income require us to make certain assumptions including loan and mortgage-related investment prepayment speeds, reinvestment rate, deposit maturities and decay rates. These assumptions are inherently uncertain and, as a result, we cannot precisely predict the impact of changes in interest rates on net interest income. Although our analysis provides an indication of our interest rate risk exposure at a particular point in time, such estimates are not intended to, and do not, provide a precise forecast of the effect of changes in market interest rates and will differ from actual results.

15

16 NONINTEREST REVENUE DETAILS: GROWING FEE INCOME Operating Noninterest Income1 Focused on Recurring Fee Income 1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix Differentiated Revenue Streams Building a Family of Diversified Revenue Generators $7,111 $7,229 $6,250 $6,981 $6,925 1Q22 2Q22 3Q22 4Q22 1Q23 Service Charges on Deposit Accounts Mortgage Banking Income Investment Services Income Insurance Commissions Interchange Fees Other Noninterest Income $ in Thousands, unless otherwise indicated

68% 64% 63% 61% 64% 1Q22 2Q22 3Q22 4Q22 1Q23 Operating Efficiency Ratio $25,279 $25,845 $27,143 $27,461 $27,529 1Q22 2Q22 3Q22 4Q22 1Q23 Salaries & Benefits Occupancy & Equipment Data Processing & Technology Professional Services Amortization of Intangibles Other Noninterest Expense 17 1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix OPERATING EXPENSE: INVESTING WITH AN EYE ON EFFICIENCIES Operating Efficiency Ratio1 Executing on Expansion Opportunities Operating Noninterest Expense1 Disciplined Focus on Expense Containment 1 $ in Thousands, unless otherwise indicated

$14.64 $16.82 $17.92 $19.26 $19.09 $19.66 $14.84 $16.80 $17.77 $19.17 $21.18 $21.34 $8. 00 $10. 00 $12. 00 $14. 00 $16. 00 $18. 00 $20. 00 $22. 00 $24. 00 2018Y 2019Y 2020Y 2021Y 2022Y 1Q23 TBV Per Share Adj. TBV Per Share (Ex. AOCI) 6.8% 6.7% 6.5% 7.1% 7.2% 1Q22 2Q22 3Q22 4Q22 1Q23 10.3% 10.0% 9.6% 9.7% 9.9% 1Q22 2Q22 3Q22 4Q22 1Q23 7.4% 7.5% 7.4% 8.0% 7.9% 1Q22 2Q22 3Q22 4Q22 1Q23 12.2% 11.8% 11.4% 11.4% 11.7% 1Q22 2Q22 3Q22 4Q22 1Q23 CAPITAL: WELL CAPITALIZED – BUILDING BOOK VALUE 1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix 18 Note: Capital ratio data as of the most recent period ended 3/31/23 TCE / TA1 CET1 Ratio Total Capital Ratio Leverage Ratio Basel III Regulatory Capital Minimum To Be Considered “Well Capitalized” Building Shareholder Value Tangible Book Value Per Share (TBVPS)1 $6.50 TBVPS1 Created 2018 – 2023 (Excluding Accumulated Other Comprehensive Income) $0.08 2023 Per Share Quarterly Dividend 5% Well Capitalized 10% Well Capitalized 6.5% Well Capitalized 1 1

WHY SMARTBANK: INVESTMENT HIGHLIGHTS 19 Franchise Scarcity Value – Building Southeast Density Engaged Management Team Stable Markets Experiencing Population Expansion Low-Cost Deposit Base Growing Business Lines with Revenue Diversification Solid Credit Quality and Underwriting History of Defending Book Value and Delivering Shareholder Value $

APPENDIX 20

21 Note: For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix; percentage change may differ due to rounding INCOME STATEMENT: DETAILED FIRST QUARTER RESULTS 4Q22 1Q22 ($ in thousands, except per share data) 1Q23 4Q22 1Q22 % Chg. % Chg. Net Interest Income $ 35,982 $ 37,612 $ 30,118 (4%) 19% Provision for Loan & Lease losses 550 788 1,006 Noninterest Income 6,925 7,125 7,111 (3%) (3%) Noninterest Expense 27,529 27,416 25,718 0% 7% Income Tax Expense 3,328 3,529 2,246 Net Income (GAAP) $ 11,500 $ 13,004 $ 8,259 (12%) 39% Non-GAAP Reconciliations Noninterest Income - (144) - Noninterest Expense - (45) 439 Income Tax Effect Of Adjustments - 49 (113) Operating Earnings (Non-GAAP) $ 11,500 $ 12,864 $ 8,585 (11%) 34% Operating PTPP Earnings (Non-GAAP) $ 15,378 $ 17,132 $ 11,950 (10%) 29% 4Q22 1Q22 Non-GAAP Performance Metrics 1Q23 4Q22 1Q22 % Chg. % Chg. Diluted Operating Earnings Per Share $ 0.68 $ 0.76 $ 0.51 (11%) 34% Tangible Book Value Per Common Share $ 19.66 $ 19.09 $ 18.64 3% 5% Operating Return on Average Assets 0.97% 1.10% 0.76% Operating PTPP Return on Average Assets 1.30% 1.46% 1.05% Operating Return on Average Tang. Common Equity 14.4% 16.5% 10.8% Operating Efficiency Ratio 64.0% 61.4% 67.6% 1Q23 vs. 1Q23 vs.

NON-GAAP RECONCILIATION

SmartFinancial

$ in Thousands, unless otherwise indicated

	1Q23	4Q22	3Q22	2Q22	1Q22
Operating Earnings					
Net Income (GAAP)	$ 11,500	$ 13,004	$ 11,543	$ 10,215	$ 8,259
Noninterest Income:					
Securities (Gains) Losses	-	(144)	-	-	-
Noninterest Expenses:					
Merger Related And Restructuring Expenses	-	(45)	87	81	439
Income Taxes:					
Income Tax Effect Of Adjustments	-	49	(22)	(21)	(113)
Operating Earnings (Non-GAAP)	$ 11,500	$ 12,864	$ 11,608	$ 10,275	$ 8,585
Operating Earnings Per Common Share (Non-GAAP):					
Basic	$ 0.69	$ 0.77	$ 0.69	$ 0.61	$ 0.51
Diluted	0.68	0.76	0.69	0.61	0.51
Operating Noninterest Income					
Noninterest Income (GAAP)	$ 6,925	$ 7,125	$ 6,250	$ 7,229	$ 7,111
Securities (Gain) Losses	-	(144)	-	-	-
Operating Noninterest Income (Non-GAAP)	$ 6,925	$ 6,981	$ 6,250	$ 7,229	$ 7,111
Operating Noninterest Expense					
Noninterest Expense (GAAP)	$ 27,529	$ 27,416	$ 27,230	$ 25,926	$ 25,718
Merger Related And Restructuring Expenses	-	45	(87)	(81)	(439)
Operating Noninterest Expense (Non-GAAP)	$ 27,529	$ 27,461	$ 27,143	$ 25,845	$ 25,279
Operating Revenue					
Net Interest Income (GAAP)	$ 35,982	$ 37,612	$ 36,708	$ 33,062	$ 30,118
Operating Noninterest Income (Non-GAAP)	6,925	6,981	6,250	7,229	7,111
Operating Revenue (Non-GAAP)	42,907	44,593	42,958	40,291	37,229
Operating Pre-Tax Pre-Provison ("PTPP") Earnings					
Operating Revenue (Non-GAAP)	$ 42,907	$ 44,593	$ 42,958	$ 40,291	$ 37,229
Operating Noninterest Expense (Non-GAAP)	(27,529)	(27,461)	(27,143)	(25,845)	(25,279)
Operating PTPP Earnings (Non-GAAP)	$ 15,378	$ 17,132	$ 15,815	$ 14,446	$ 11,950
Non-GAAP Return Ratios					
Operating Return On Average Assets (Non-GAAP)[1]	0.97%	1.10%	0.96%	0.88%	0.76%
Operating PTPP Return On Average Assets (Non-GAAP)[2]	1.30%	1.46%	1.30%	1.23%	1.05%
Return On Average Tangible Common Equity (Non-GAAP)[3]	14.45%	16.65%	14.36%	13.02%	10.39%
Operating Return On Average Shareholders' Equity (Non-GAAP)[4]	10.79%	12.15%	10.83%	9.82%	8.14%
Operating Return On Average Tangible Common Equity (Non-GAAP)[5]	14.45%	16.47%	14.44%	13.09%	10.80%
Operating Efficiency Ratio					
Efficiency Ratio (GAAP)	64.16%	61.28%	63.39%	64.35%	69.08%
Adjustment For Taxable Equivalent Yields	(0.14%)	(0.22%)	(0.25%)	(0.27%)	(0.31%)
Adjustment For Securities Gains (Losses)	-	(0.20%)	-	-	-
Adjustment For Merger Expenses	-	0.50%	(0.21%)	(0.20%)	(1.17%)
Operating Efficiency Ratio (Non-GAAP)	64.02%	61.36%	62.93%	63.88%	67.60%

1. Operating return on average assets (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average assets.
2. Operating PTPP return on average assets (Non-GAAP) is the annualized operating PTPP earnings (Non-GAAP) divided by average assets.
3. Return on average tangible common equity (Non-GAAP) is the annualized net income divided by average tangible common equity (Non-GAAP).
4. Operating return on average shareholders' equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average shareholder equity.
5. Operating return on average tangible common equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average tangible common equity (Non-GAAP).

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Non-GAAP Reconciliation

$ in Thousands, unless otherwise indicated

	1Q23	4Q22	3Q22	2Q22	1Q22
Tangible Common Equity:					
Shareholders' Equity (GAAP)	$ 443,399	$ 432,452	$ 414,711	$ 420,427	$ 420,042
Less Goodwill And Other Intangible Assets	109,114	109,772	110,460	104,582	105,215
Tangible Common Equity (Non-GAAP)	$ 334,285	$ 322,680	$ 304,251	$ 315,845	$ 314,827
Average Tangible Common Equity:					
Average Shareholders' Equity (GAAP)	$ 432,382	$ 420,037	$ 425,365	$ 419,726	$ 427,945
Less Goodwill And Other Intangible Assets	109,537	110,206	106,483	104,986	105,617
Average Tangible Common Equity (Non-GAAP)	$ 322,845	$ 309,831	$ 318,882	$ 314,740	$ 322,328
Tangible Book Value Per Common Share:					
Book Value Per Common Share (GAAP)	$ 26.08	$ 25.59	$ 24.56	$ 24.88	$ 24.86
Adjustment Due To Goodwill And Other Intangible Assets	(6.42)	(6.50)	(6.54)	(6.19)	(6.23)
Tangible Book Value Per Common Share (Non-GAAP)[1]	$ 19.66	$ 19.09	$ 18.02	$ 18.69	$ 18.64
Tangible Common Equity To Tangible Assets:					
Total Assets	$ 4,769,805	$ 4,637,498	$ 4,796,911	$ 4,788,113	$ 4,718,579
Less Goodwill And Other Intangibles	109,114	109,772	110,460	104,582	105,215
Tangible Assets (Non-GAAP)	$ 4,660,691	$ 4,527,726	$ 4,686,451	$ 4,683,531	$ 4,613,364
Tangible Common Equity To Tangible Assets (Non-GAAP):	7.17%	7.13%	6.49%	6.74%	6.82%

	1Q23	4Q22	3Q22	2Q22	1Q22
Tangible Common Equity (Excluding AOCI):					
Shareholders' Equity (GAAP)	$ 443,399	$ 432,452	$ 414,711	$ 420,427	$ 420,042
Less Goodwill And Other Intangible Assets	109,114	109,772	110,460	104,582	105,215
Tangible Common Equity (Non-GAAP)	$ 334,285	$ 322,680	$ 304,251	$ 315,845	$ 314,827
Less Adjustment Due to AOCI (Loss)	(28,620)	(35,324)	(40,807)	(24,648)	(15,556)
Tangible Common Equity (Excl. AOCI) (Non-GAAP)	$ 362,905	$ 358,004	$ 345,058	$ 340,493	$ 330,383
Tangible Book Value Per Common Share (Excluding AOCI):					
Book Value Per Common Share (GAAP)	$ 26.08	$ 25.59	$ 24.56	$ 24.88	$ 24.86
Adjustment Due To Goodwill And Other Intangible Assets	(6.42)	(6.50)	(6.54)	(6.19)	(6.23)
Tangible Book Value Per Common Share (Non-GAAP)[1]	$ 19.66	$ 19.09	$ 18.02	$ 18.69	$ 18.64
Less Adjustment Due to AOCI (Loss)	(1.68)	(2.09)	(2.42)	(1.46)	(0.92)
Tangible Book Value Per Common Share (Excl. AOCI) (Non-GAAP)[1][2]	$ 21.34	$ 21.18	$ 20.43	$ 20.15	$ 19.56

1. Book value per share is computed by dividing total stockholders' equity by common shares outstanding. Tangible book value per share (Non-GAAP) is computed by dividing total stockholders' equity, less goodwill and other intangible assets by common shares outstanding
2. Totals may not add due to rounding

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CONTACT 24 Billy Carroll President & CEO 865.868.0613 Billy.Carroll@smartbank.com Miller Welborn Chairman 423.385.3067 Miller.Welborn@smartbank.com 5401 Kingston Pike, Suite 600 Knoxville, TN 37919 Ron Gorczynski Chief Financial Officer 865.437.5724 Ron.Gorczynski@smartbank.com

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